Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2743
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               89,040,659
                       WITHHELD           1,599,276

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               89,117,688
                       WITHHELD           1,522,243

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               89,116,342
                       WITHHELD           1,523,588

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               89,114,630
                       WITHHELD           1,525,300


























          Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2743
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               89,113,215
                       WITHHELD           1,526,715

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               89,012,815
                       WITHHELD           1,627,115

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               88,978,429
                       WITHHELD           1,661,501

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               89,106,058
                       WITHHELD           1,533,873

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               88,979,095
                       WITHHELD           1,660,836


























          Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2743
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               87,952,563
                       AGAINST              659,414
                       ABSTAIN            2,027,954

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               83,423,029
                       AGAINST            1,387,667
                       ABSTAIN            3,137,135

          Item 6:   New Rule 12b-1 Distribution Plan

                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR               25,703,837
                       AGAINST              500,546
                       ABSTAIN            1,110,748

                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                1,309,973
                       AGAINST               16,999
                       ABSTAIN               25,083



























          Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2743
          Page 4

          Item 7:  To approve changes in investment policies


                       Vote             Number
                       ----             -----------
                       FOR               73,927,801
                       AGAINST            2,578,383
                       ABSTAIN            4,577,427






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